UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

QCR Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V42557 - P04387 QCR HOLDINGS, INC. 3551 SEVENTH STREET MOLINE, IL 61265 ATTN: SHELLEE SHOWALTER QCR HOLDINGS, INC. 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET You invested in QCR HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 16, 2024. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 16, 2024 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/QCRH2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. To elect four Class I directors to serve until the regular annual meeting of stockholders in 2027 and until their successors are elected and have qualified; Nominees: 1) Mary Kay Bates 2) John - Paul E. Besong 3) Todd A. Gipple 4) Donna J. Sorensen For 2. To approve, in a non - binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say - on - pay” vote; 1 Year 3. To recommend, in a non - binding, advisory vote, the frequency with which stockholders will vote on future say - on - pay proposals; For 4. To approve the QCR Holdings, Inc. 2024 Equity Incentive Plan; and For 5. To ratify the appointment of RSM US LLP as QCR Holdings, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: This proxy will be voted in the discretion of the named proxies upon such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends V42558 - P04387